UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 13, 2011

MCCORMICK & SCHMICK’S SEAFOOD

RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50845	20-1193199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 NW Northrup Street, Suite 700, Portland, Oregon 97209

(Address of principal executive offices) (Zip Code)

(503) 226-3440

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 13, 2011, McCormick & Schmick’s Seafood Restaurants, Inc. issued a press release regarding the unsolicited tender offer by Tilman J. Fertitta, through his affiliate LSRI Holdings, Inc., a subsidiary of Landry’s Restaurants, Inc., to acquire all outstanding common shares of McCormick & Schmick’s Seafood Restaurants, Inc. not already owned by Mr. Fertitta or his affiliates. A copy of the press release is attached as Exhibit 99.1, and is incorporated herein by reference.

The information in this report, including the press release furnished as Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. The registrant will file a solicitation/recommendation statement with the U.S. Securities and Exchange Commission (“SEC”). Any solicitation/recommendation statement filed by the registrant that is required to be mailed to stockholders will be so mailed. MCCORMICK & SCHMICK’S SEAFOOD RESTAURANTS, INC., STOCKHOLDERS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (when filed) and other documents filed with the SEC by the registrant through the SEC’s Electronic Data Gathering and Retrieval database at http://www.sec.gov., or at the registrant’s website, http://www.mccormickandschmicks.com by clicking on the “Investors” tab.

CERTAIN INFORMATION REGARDING PARTICIPANTS

McCormick & Schmick’s Seafood Restaurants, Inc. and certain of its respective directors and executive officers may be deemed to be participants under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of McCormick & Schmick’s directors and executive officers in McCormick & Schmick’s Seafood Restaurants, Inc. Annual Report on Form 10-K for the year ended December 29, 2010, which was filed with the SEC on March 11, 2011, and its proxy statement for the 2011 Annual Meeting, which was filed with the SEC on April 11, 2011. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	Press Release issued by McCormick & Schmick’s Seafood Restaurants, Inc. dated April 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2011

McCormick & Schmick’s Seafood Restaurants, Inc.

By:	/s/ Michelle M. Lantow
Michelle M. Lantow
Chief Financial Officer
(Principal Financial and Accounting Officer)